Item 1: Report to Shareholders

Prime Reserve Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Money market securities produced positive returns in the 6- and 12-month periods ended May 31, 2005. The Federal Reserve continued raising the overnight federal funds target rate in the last six months, which lifted yields and total returns for money market investors.

ECONOMY AND INTEREST RATES

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to warn investors that it would soon begin removing the accommodative monetary policy that had prevailed for several years. From mid-2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight bank lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases, as well as elevated oil prices, the economy continued to expand steadily over the last year.

Money market yields, which closely track the fed funds rate, rose substantially over the last 12 months. In contrast, long-term interest rates declined, which was highly unexpected and which Federal Reserve Chairman Alan Greenspan deemed a “conundrum.” As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year—also known as a flattening of the Treasury yield curve.

PERFORMANCE AND PORTFOLIO REVIEW

Your fund returned 0.99% and 1.46% in the 6- and 12-month periods ended May 31, 2005, respectively. The fund outperformed its Lipper benchmark in both periods, as shown in the table at the top of page 2, because of the defensive maturity posture we adopted about a year ago and maintained as short-term rates rose gradually throughout our fiscal year. By keeping the portfolio’s weighted average maturity (WAM) shorter than that of the benchmark, we were able to use proceeds from maturing money market instruments to purchase newer issues at progressively higher yields sooner than our average competitor.

PERFORMANCE COMPARISON
Periods Ended 5/31/05	6 Months	12 Months
Prime Reserve Fund	0.99%	1.46%
Lipper Money Market
Funds Average	0.84	1.20
Please see the fund’s quarter-end returns following this letter.

The fund’s performance relative to other money market funds has been favorable in the last few years, as you can see in the Average Annual Compound Total Return table on page 6. In fact, Lipper ranked the fund in the top 20% of the Lipper money market funds universe for the five-year period ended March 31, 2005. (Based on total return, Lipper ranked the Prime Reserve Fund 103 out of 383, 100 out of 348, 59 out of 302, and 61 out of 181 funds for the 1-, 3-, 5-, and 10-year periods ended March 31, 2005, respectively. Results will vary for other time periods, and past performance cannot guarantee future results.)

During the last six months, the fund’s WAM eased from 28 days to 27 days, as shown in the Portfolio Characteristics table, and we kept it about 10 days shorter than that of the average money market fund. In a rising rate environment, the shorter maturity helps to protect shareholders’ principal, which is the fund’s primary objective.

PORTFOLIO CHARACTERISTICS
Periods Ended	11/30/04	5/31/05
Price Per Share	$1.00	$1.00
Dividends Per Share
For 6 Months	0.005	0.010
For 12 Months	0.007	0.015
Dividend Yield (7-Day Simple) *	1.44%	2.46%
Weighted Average Maturity (days)	28	27
* Dividends earned for the last seven days of the periods
* indicated are annualized and divided by the fund’s net
* asset value.
Note: A money fund’s yield more closely reflects its current earnings than the total return.

At the end of May, three-fourths of the fund’s assets were invested in commercial paper, with the balance invested primarily in certificates of deposit. Our commercial paper holdings are well diversified by issuer and industry. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

SECTOR DIVERSIFICATION
	Percent of Net Assets
	11/30/04	5/31/05
Commercial Paper and
Medium-Term Notes *	67.7%	75.3%
Certificates of Deposit	27.2	22.1
Funding Agreements	3.1	2.6
Municipal Obligations	0.3	0.5
Other U.S. Government &
Agency Securities	2.6	0.1
Other Assets Less Liabilities	-0.9	-0.6
Total	100.0%	100.0%
* Includes money market securities issued by foreign
governments.

During the last 12 months, we have been able to invest in high-quality, tax-free municipal securities at competitive yields during periodic episodes of supply and demand imbalances in that market. At the end of our reporting period, we had only 0.5% of the fund’s assets in municipal securities, but at times in the last year, these securities represented as much as 13% of assets.

The portfolio’s structure at the end of our fiscal year can best be described as a “bullet.” Rather than a “barbell” that emphasizes the extremes of the money market universe or a “ladder” that gives roughly equal emphasis to securities with various maturities, we have concentrated most of the fund’s assets in money market instruments that will mature around the time of the Federal Reserve’s late-June monetary policy meeting.

SHORT-TERM QUALITY DIVERSIFICATION
	Percent of Net Assets
Periods Ended	11/30/04	5/31/05
A-1 +	66.5%	72.3%*
A-1	33.5	27.7
A-2	–	–
A-3	–	–
Not Rated	–	–
Total	100.0%	100.0%
* Includes 0.12% with an S&P bond rating of AAA
Source: Standard & Poor’s; if Standard & Poor’s does not
rate a security, then Moody’s Investors Service is used as a secondary source.

As shown in the table above, nearly three-fourths of the fund’s assets were invested in money market securities with the highest credit quality. While we are pleased to see higher money market yields, our primary concern is to provide safety of principal and liquidity for our shareholders.

OUTLOOK

Economic growth is likely to continue at a moderate pace, and the Federal Reserve is poised to continue raising short-term interest rates in quarter-point increments as long as inflation remains contained. The Fed seeks to lift rates to a “neutral” level that neither stimulates nor stifles growth; as a result, the peak for the fed funds rate during this tightening cycle depends on future economic and inflation data. In the meantime, money market investors will continue to welcome higher money market yields.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the fund’s Investment Advisory Committee

June 15, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmark would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Prime Reserve Fund	1.46%	2.23%	3.64%
Lipper Money Market Funds Average	1.20	1.94	3.44
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PRIME RESERVE FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,009.90	$3.16
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.79	3.18
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.63%), multiplied
* by the average account value over the period, multiplied by the number of days in the most recent fiscal
* half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

	7-Day
Periods Ended 3/31/05	Simple Yield	1 Year	5 Years	10 Years

Prime Reserve Fund	2.13%	1.15%	2.34%	3.70%
Lipper Money Market Funds Average	–	0.91	2.05	3.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representa-
tive at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate. Average annual total return figures include reinvested dividends and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should con-
sider both short- and long-term returns. A money fund’s yield more closely represents its earnings than the total return.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment activities
Net investment income (loss)	0.015	0.005	0.010	0.024	0.057
Distributions
Net investment income	(0.015)	(0.005)	(0.010)	(0.024)	(0.057)

NET ASSET VALUE
End of period	$1.000	$1.000	$1.000	$1.000	$1.000

Ratios/Supplemental Data
Total return^	1.46%	0.51%	1.01%	2.47%	5.82%
Ratio of total expenses to
average net assets	0.62%	0.62%	0.64%	0.63%	0.59%
Ratio of net investment
income (loss) to average net assets	1.45%	0.51%	1.01%	2.44%	5.66%
Net assets, end of period
(in millions)	$4,918	$5,053	$5,652	$5,531	$5,758

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

ASSET-BACKED SECURITIES 0.7%

Capital One Auto Finance Trust, Series 2005-BSS, Class A1
3.34%, 6/15/06	14,750	14,750
Triad Auto Receivables Owner Trust, Series 2005-A, Class A1
3.30%, 6/12/06	17,750	17,750
Total Asset-Backed Securities (Cost $32,500)		32,500

BANK NOTES 1.0%

World Savings Bank, 2.92%, 6/1/05	47,500	47,500
Total Bank Notes (Cost $47,500)		47,500

CERTIFICATES OF DEPOSIT - DOMESTIC * 4.8%

DEPFA Bank, 3.25%, 8/26/05	40,000	40,000
Dexia Credit, 3.065%, 7/20/05	22,700	22,700
First Tennessee Bank, 3.06%, 7/13/05	14,750	14,750
Mercantile Safe Deposit & Trust
3.03%, 6/17/05	12,500	12,500
VR, 3.08%, 12/12/05	8,000	8,000
VR, 3.09%, 10/18/05	5,000	5,000
Regions Bank, 3.00%, 6/24/05	16,000	16,000
Treasury Bank, VR, 3.334%, 2/23/06	15,700	15,700
Wells Fargo
3.03%, 6/17/05	28,000	28,000
3.03%, 6/23/05	35,800	35,800
Wilmington Trust
3.06%, 7/1/05	14,700	14,700
3.09%, 7/11/05	20,000	20,001
Total Certificates of Deposit - Domestic * (Cost $233,151)		233,151

CERTIFICATES OF DEPOSIT - EURODOLLAR ^ 4.8%

ABN Amro Bank, 3.16%, 8/9/05	50,000	50,000
Barclays Bank
2.86%, 6/1/05	15,000	15,000
3.08%, 7/14/05	17,000	17,000
3.175%, 8/9/05	32,000	32,001
Deutsche Bank, 3.16%, 8/9/05	32,000	32,001
Nordea Bank, 3.03%, 6/30/05	33,000	33,000
Northern Rock, 3.04%, 6/30/05	16,000	16,000
Skandinaviska Enskilda Banken, 3.01%, 6/30/05	16,000	16,000
Societe Generale, 2.94%, 6/1/05	24,000	24,000
Total Certificates of Deposit - Eurodollar ^ (Cost $235,002)		235,002

CERTIFICATES OF DEPOSIT - YANKEE ++ 12.5%

Abbey National Treasury Services, 3.02%, 6/13/05	49,650	49,650
ABN Amro Bank, 3.025%, 6/30/05	10,750	10,750
Banco Bilbao Vizcaya, 3.02%, 6/10/05	31,500	31,500
Bank of Montreal (Chicago), 2.98%, 6/20/05	30,750	30,750
Barclays Bank, 3.11%, 7/11/05	15,000	15,000
Calyon, 3.15%, 8/8/05	43,700	43,700
Canadian Imperial Bank of Commerce, 3.03%, 6/30/05	48,500	48,500
Credit Suisse First Boston, 3.12%, 7/18/05	34,500	34,500
Danske Bank, 3.03%, 6/6/05	31,500	31,500
Deutsche Bank, 3.04%, 6/27/05	15,500	15,500
Fortis Bank, 3.02%, 6/8/05	40,000	40,000
KBC Bank, 3.035%, 6/30/05	23,500	23,500
Natexis Banques Populaires, 3.15%, 8/8/05	24,500	24,500
Rabobank Nederland
3.09%, 7/25/05	14,700	14,700
3.39%, 12/15/05	19,750	19,748
Royal Bank of Scotland, 2.31%, 6/17/05	21,500	21,502
Svenska Handelsbanken
3.00%, 6/20/05	25,000	25,000
3.04%, 6/30/05	23,750	23,750
Toronto-Dominion Bank, 3.05%, 7/13/05	49,000	49,000
UBS, 3.005%, 6/30/05	63,500	63,500
Total Certificates of Deposit - Yankee ++ (Cost $616,550)		616,550

COMMERCIAL PAPER 25.7%

ANZ ( Delaware), 3.01%, 6/29/05	40,000	39,906
Capital One Multi-Asset Executive Trust
3.03%, 6/9/05	30,000	29,980
3.06%, 7/12/05	11,000	10,961
CBA Finance (Delaware), 3.01%, 6/9/05	28,000	27,981
Citicorp, 3.02%, 7/6/05	50,000	49,853
Citigroup Global Markets, 3.03%, 7/14/05	20,000	19,928
Dexia Delaware, 3.02%, 6/8/05	9,550	9,544
European Investment Bank, 3.01%, 7/1/05	100,000	99,749
FCAR Owner Trust
3.02%, 6/8/05	24,500	24,486
3.03%, 7/6/05	43,000	42,873
Ixis Commercial Paper
3.00%, 6/27/05	134,225	133,934
3.07%, 7/12/05	40,000	39,860
K2 (U.S.A)
3.02%, 6/20/05	16,000	15,975
3.03%, 6/8/05	22,600	22,587
3.03%, 6/15/05	40,300	40,252
Merck & Co., 3.01%, 6/3/05	47,049	47,041
National City Credit, 3.02%, 6/27/05	24,000	23,948
National Rural Utilities, 3.03%, 6/24/05	43,000	42,917
New Center Asset Trust
3.03%, 6/7/05	5,000	4,997
3.18%, 7/18/05	3,415	3,401
New York State Power Auth., 3.03%, 6/14/05	29,295	29,263
New York Times, 3.02%, 6/21/05	4,388	4,381
Paccar Financial
3.01%, 6/9/05	15,000	14,990
3.01%, 6/10/05	15,000	14,989
3.01%, 6/13/05	15,000	14,985
Province of Quebec, 3.00%, 6/22/05	25,000	24,956
Prudential Funding
3.00%, 6/3/05	25,000	24,996
3.01%, 6/1/05	45,000	45,000
Rabobank USA Financial, 3.00%, 7/11/05	75,000	74,750
Royal Bank of Scotland, 3.00%, 6/2/05	41,000	40,997
San Paolo IMI U.S. Financial, 3.14%, 7/25/05	20,000	19,906
Siemens Capital
3.01%, 6/24/05	82,000	81,842
3.01%, 6/28/05	50,000	49,887
3.04%, 6/1/05	9,567	9,567
Stanford Univ., 3.03%, 6/2/05	15,680	15,679
Toyota Motor Credit, 3.01%, 6/17/05	50,000	49,933
Westpac Capital, 3.01%, 7/8/05	15,000	14,954
Total Commercial Paper (Cost $1,261,248)		1,261,248

COMMERCIAL PAPER - 4(2) 44.9%

Allied Irish Banks, 2.92%, 6/2/05	49,500	49,496
Alpine Securitization
3.02%, 6/3/05	50,000	49,992
3.02%, 6/8/05	8,500	8,495
3.02%, 6/22/05	25,000	24,956
3.04%, 7/12/05	15,000	14,948
ASB Bank, 3.05%, 7/5/05	12,000	11,965
Atlantic Asset Securitization
3.02%, 6/10/05	21,372	21,356
3.03%, 6/9/05	18,000	17,988
Bank of Ireland
3.04%, 7/6/05	5,200	5,185
3.05%, 7/1/05	29,500	29,425
Cafco
3.02%, 6/20/05	13,000	12,979
3.03%, 7/1/05	9,000	8,977
3.03%, 7/7/05	50,000	49,849
3.04%, 7/12/05	18,000	17,938
3.10%, 7/19/05	27,000	26,888
Citibank Credit Card Issuance Trust
2.85%, 6/1/05	49,500	49,500
3.13%, 7/21/05	16,000	15,930
3.15%, 7/26/05	30,000	29,856
CRC Funding
3.01%, 6/7/05	50,000	49,975
3.02%, 6/21/05	15,000	14,975
3.02%, 6/29/05	9,000	8,979
3.03%, 6/21/05	49,750	49,666
3.03%, 6/29/05	20,000	19,953
3.03%, 7/7/05	20,000	19,939
Discover Card Master Trust I
2.98%, 6/20/05	7,500	7,488
3.00%, 6/13/05	25,000	24,975
3.00%, 6/20/05	19,250	19,220
Fairway Finance
3.00%, 6/6/05	29,131	29,119
3.02%, 6/1/05	11,000	11,000
3.03%, 6/14/05	5,775	5,769
Falcon Asset Securitization
3.02%, 6/2/05	20,000	19,998
3.02%, 6/16/05	48,000	47,940
3.03%, 6/10/05	10,060	10,052
3.03%, 6/13/05	2,979	2,976
3.03%, 6/14/05	10,000	9,989
Ford Credit Floorplan
3.03%, 6/2/05	35,000	34,997
3.05%, 6/8/05	8,000	7,995
3.07%, 6/9/05	16,827	16,816
Grampian Funding, 3.04%, 6/1/05	50,000	50,000
Irish Life & Permanent, 2.63%, 6/3/05	3,000	3,000
Jefferson-Pilot, 3.02%, 6/27/05	10,000	9,978
K2 (U.S.A), 3.01%, 6/30/05	11,300	11,273
KFW International Finance, 3.00%, 6/29/05	100,000	99,767
Kitty Hawk Funding, 3.03%, 6/16/05	46,750	46,691
MassMutual Funding
3.01%, 6/20/05	20,000	19,968
3.01%, 6/22/05	16,300	16,271
3.01%, 6/23/05	18,000	17,967
MBNA Master Credit Card Trust II
3.01%, 6/29/05	29,000	28,932
3.03%, 6/22/05	23,250	23,209
3.12%, 7/20/05	15,000	14,936
3.14%, 7/26/05	9,750	9,703
3.15%, 7/27/05	37,000	36,819
National Australia Funding, 3.02%, 6/2/05	48,664	48,660
Nationwide Life Insurance, 3.15%, 8/8/05	28,000	27,833
Nestle Capital, 3.01%, 6/3/05	37,650	37,644
Old Line Funding
3.03%, 6/15/05	6,952	6,944
3.03%, 6/23/05	30,106	30,050
Park Avenue Receivables
3.02%, 6/2/05	20,000	19,998
3.02%, 6/6/05	15,320	15,313
3.02%, 6/10/05	13,400	13,390
3.02%, 6/21/05	46,000	45,923
3.03%, 6/3/05	853	853
Pfizer, 3.02%, 6/1/05	100,000	100,000
Preferred Receivables Funding
3.02%, 6/27/05	25,000	24,946
3.025%, 6/23/05	82,000	81,848
Ranger Funding
3.03%, 6/15/05	50,900	50,840
3.03%, 6/24/05	11,510	11,488
Rio Tinto, 3.01%, 6/1/05	30,068	30,068
Sigma Finance
3.02%, 7/15/05	50,000	49,815
3.10%, 7/26/05	38,000	37,820
Southern Company, 3.05%, 7/6/05	19,775	19,716
Total Fina Elf Capital, 3.00%, 6/2/05	50,000	49,996
Tulip Funding
3.02%, 6/10/05	25,000	24,981
3.11%, 7/29/05	50,000	49,750
Variable Funding Capital, 3.03%, 6/10/05	50,000	49,962
Wal-Mart Funding, 3.00%, 6/21/05	66,000	65,890
Yorktown Capital, 3.02%, 6/7/05	68,650	68,615
Total Commercial Paper - 4(2) (Cost $2,208,401)		2,208,401

FUNDING AGREEMENTS 2.6%

Allstate Life Insurance
VR, 3.026%, 9/1/05 ‡	25,000	25,000
VR, 3.138%, 9/1/05 ‡	25,000	25,000
GE Capital Assurance, VR, 3.23%, 1/12/06 ‡	30,000	30,000
ING Annuity & Life Insurance, 3.14%, 6/24/05 ‡	15,000	15,000
New York Life Insurance, VR, 3.181%, 12/9/05 ‡	30,000	30,000
Transamerica Occidential Life Insurance
VR, 3.231%, 6/1/06 ‡	5,000	5,000
Total Funding Agreements (Cost $130,000)		130,000

MEDIUM-TERM NOTES 3.0%

GE Capital
VR, 3.19%, 6/9/06	23,900	23,900
VR, 3.19%, 6/16/06	14,900	14,900
Goldman Sachs Group, VR, 144A, 3.151%, 5/1/06	49,600	49,600
International Lease Finance
4.375%, 12/15/05	5,250	5,278
VR, 3.30%, 9/22/05	3,945	3,948
VR, 4.41%, 8/1/05	10,000	10,020
VR, 4.441%, 7/15/05	8,000	8,012
Nationwide Building, VR, 144A, 3.09%, 7/7/06	27,500	27,500
SLM, VR, 3.361%, 1/13/06	6,200	6,207
Total Medium-Term Notes (Cost $149,365)		149,365

MUNICIPAL SECURITIES 0.5%

Colorado Housing Fin. Auth., Single Family
VRDN (Currently 3.08%)	17,310	17,310
Texas, Veterans Housing, VRDN (Currently 3.06%)	8,710	8,710
Total Municipal Securities (Cost $26,020)		26,020

U.S. GOVERNMENT AGENCY OBLIGATIONS ± 0.1%

Federal Home Loan Bank, VR, 3.25%, 4/25/06	6,000	6,000
Total U.S. Government Agency Obligations ± (Cost $6,000)		6,000

Total Investments in Securities

100.6% of Net Assets (Cost $4,945,737)	$4,945,737

(1)	Denominated in U.S. dollars unless other-
wise noted
*	Domestic certificates of deposit are issued
by domestic branches of U.S. banks
±	The issuer is a publicly-traded company
that operates under a congressional char-
ter; its securities are neither issued nor
guaranteed by the U.S. government.
^	Eurodollar certificates of deposit are issued
by foreign branches of U.S. or foreign banks
++	Yankee certificates of deposit are issued by
U.S. branches of foreign banks
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $77,100 and repre-
sents 1.6% of net assets
4(2)	Commercial paper exempt from registration
under Section 4(2) of the Securities Act of
1933 and may be resold in transactions
exempt from registration only to dealers in
that program or other “accredited investors”
– total value of such securities at period-end
amounts to $2,208,401 and represents
44.9% of net assets
VR	Variable Rate; rate shown is effective rate
at period-end
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

‡Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities
(excluding 144A issues) at period-end amounts to $130,000 and represents 2.6% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
Allstate Life Insurance, VR, 3.026%, 9/1/05	2/2/04	$ 25,000
Allstate Life Insurance, VR, 3.138%, 9/1/05	6/24/99	25,000
GE Capital Assurance, VR, 3.23%, 1/12/06	1/11/05	30,000
ING Annuity & Life Insurance, 3.14%, 6/24/05	2/22/05	15,000
New York Life Insurance, VR, 3.181%, 12/9/05	12/8/04	30,000
Transamerica Occidential Life Insurance, VR, 3.231%, 6/1/06	11/1/04	5,000
Totals		$ 130,000

The fund has registration rights for certain restricted securities held as of May 31, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $4,945,737)	$4,945,737
Interest receivable	4,644
Receivable for shares sold	18,848
Other assets	4,585

Total assets	4,973,814

Liabilities
Investment management fees payable	1,509
Payable for investment securities purchased	29,649
Payable for shares redeemed	20,312
Due to affiliates	828
Other liabilities	3,179

Total liabilities	55,477

NET ASSETS	$4,918,337

Net Assets Consist of:
Undistributed net investment income (loss)	$736
Undistributed net realized gain (loss)	(24)
Paid-in-capital applicable to 4,918,270,915 shares of
$0.01 par value capital stock outstanding;
15,000,000,000 shares authorized	4,917,625

NET ASSETS	$4,918,337

NET ASSET VALUE PER SHARE	$1.00

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
5/31/05
Investment Income (Loss)
Interest income	$101,957

Expenses
Investment management	17,917
Shareholder servicing	11,709
Prospectus and shareholder reports	442
Custody and accounting	350
Registration	85
Proxy and annual meeting	57
Legal and audit	21
Directors	19
Miscellaneous	71

Total expenses	30,671
Expenses paid indirectly	(3)

Net expenses	30,668

Net investment income (loss)	71,289

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(24)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$71,265

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$71,289	$26,839
Net realized gain (loss)	(24)	86

Increase (decrease) in net assets from operations	71,265	26,925

Distributions to shareholders
Net investment income	(71,289)	(26,839)

Capital share transactions *
Shares sold	3,719,343	4,011,213
Distributions reinvested	70,082	26,141
Shares redeemed	(3,923,910)	(4,636,758)

Increase (decrease) in net assets from capital
share transactions	(134,485)	(599,404)

Net Assets
Increase (decrease) during period	(134,509)	(599,318)
Beginning of period	5,052,846	5,652,164

End of period	$4,918,337	$5,052,846

(Including undistributed net investment income of
$736 at 5/31/05 and $736 at 5/31/04)

* Capital shares transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 26, 1976. The fund seeks preservation of capital, liquidity, and consistent with these, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $71,289,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized depreciation	$(14,000)
Undistributed ordinary income	736,000
Capital loss carryforwards	(10,000)
Paid-in capital	4,917,625,000

Net assets	$4,918,337,000

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of May 31, 2005, the fund had $10,000 of capital loss carryforwards that expire in fiscal 2013.

At May 31, 2005, the cost of investments for federal income tax purposes was $4,945,751,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $5,696,000 for T. Rowe Price Services, Inc., and $2,654,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Prime Reserve Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1979	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
2001	to present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1980

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
1992	Residential Properties Trust

** Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or
** election of a successor.
** Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; Vice President, Prime Reserve Fund
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1994	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Brian E. Burns (1960)	Assistant Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Prime Reserve Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Assistant Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Prime Reserve Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Trust Company

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Prime Reserve Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Prime Reserve Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Alan D. Levenson, PhD (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Prime Reserve Fund	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
President, Prime Reserve Fund	Group, Inc., and T. Rowe Price Trust Company

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Prime Reserve Fund

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Prime Reserve Fund	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$11,607	$18,092
Audit-Related Fees	1,590	1,647
Tax Fees	3,547	5,000
All Other Fees	306	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Prime Reserve Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005